SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

ORMAT TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Notice of Internet Availability of Proxy Materials

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 8, 2014.

The proxy statement and annual report to security holders are available at

http://materials.proxyvote.com/686688

To Our Stockholders:

We cordially invite you to attend the 2014 Annual Meeting of Stockholders of Ormat Technologies, Inc. The meeting will take place at the offices of Chadbourne & Parke LLP, 30 Rockefeller Plaza, New York, NY 10112 on Thursday, May 8, 2014, at 1:30 p.m. local time. We look forward to your attendance either in person or by proxy.

The purpose of the meeting is to:

1.	Elect three directors, each for a term of three years;

2.	Hold an advisory vote on executive compensation (the “Say-on-Pay” vote);

3.

Approve the amendment to the Company’s 2012 Incentive Compensation Plan to increase the total number of shares underlying options, SARs or other awards that may be granted to newly-hired executive officers;

4.	Ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2014; and

5.	Transact any other business that may properly come before the meeting or any postponements or adjournments of the meeting.

Your Board recommends that you vote FOR:

●	the election of the three nominees to the Board of Directors;

●	the approval, on an advisory basis, of the compensation of the Company’s named executive officers;

●

the approval of the amendment to the Company’s 2012 Incentive Compensation Plan to increase the total number of shares underlying options, SARS or other awards that may be granted to newly-hired executive officers; and

●	the ratification of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm.

Ormat’s 2014 Proxy Statement and Ormat’s Annual Report on Form 10-K for 2013, which includes Ormat’s audited financial statements, are available at http://materials.proxyvote.com/686688.

Stockholders of record as of March 18, 2014 are encouraged to attend the annual meeting. Directions to attend the meeting where you may vote in person can be obtained on our website or by calling us at (775) 356-9029. Beneficial owners of shares held in street name who wish to vote at the meeting will need to obtain a proxy form from their record holder.

YOUR VOTE IS IMPORTANT TO US WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. PLEASE SUBMIT YOUR PROXY TO VOTE YOUR SHARES BY SIGNING AND DATING A PROXY CARD AND RETURNING IT TO US IN THE ENVELOPE PROVIDED.

By order of the Board of Directors, Yehudit Bronicki Chief Executive Officer

# *** Exercise Your *Right* to Vote ***

ORMAT TECHNOLOGIES, INC.

BROKER LOGO HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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### Meeting Information

**Meeting Type:** Annual Meeting
**For holders as of:** March 18, 2014
**Date:** May 08, 2014 **Time:** 1:30 PM EST
**Location:** Chadbourne & Parke LLP
30 Rockefeller Plaza
New York, NY 10112

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

**See the reverse side of this notice to obtain proxy materials and voting instructions.**

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# — Before You Vote —

How to Access the Proxy Materials

**Proxy Materials Available to VIEW or RECEIVE:**

1. Annual Report 2. Notice & Proxy Statement

**How to View Online:**

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

**How to Request and Receive a PAPER or E-MAIL Copy:**

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 24, 2014 to facilitate timely delivery.

# — How To Vote —

Please Choose One of the Following Voting Methods

**Vote In Person:** If you choose to vote these shares in person at the meeting, you must request a "*legal proxy*." To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

**Vote By Internet:** To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

**Vote By Mail:** You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

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**Voting items**

The Board of Directors recommends you vote FOR the following proposal(s):

1. Election of Directors

**Nominees**

1 Yoram Bronicki

2 David Granot

3 Robert E. Joyal

The Board of Directors recommends you vote FOR the following proposal(s):

2 To approve, on an advisory basis, the compensation of the Company's named executive officers.

4 To ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for its fiscal year ending December 31, 2014.

**NOTE**: Such other business as may properly come before the meeting or any adjournment thereof.

B A R C O D E

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Reserved for Broadridge Internal Control Information

**Voting Instructions**

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

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THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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